PETROLEUM & RESOURCES CORPORATION

Board of Directors

Enrique R. Arzac [2,4]	Roger W. Gale [1,4,5]
Phyllis O. Bonanno [2,4]	Thomas H. Lenagh [2,3]
Kenneth J. Dale [3,4]	Kathleen T. McGahran [1,3],[5]
Daniel E. Emerson [1,3,5]	Douglas G. Ober [1]
Frederic A. Escherich [2,3]	Craig R. Smith [1,4,5]
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee

Officers

Douglas G. Ober	Chairman, President and Chief Executive Officer
Robert E. Sullivan	Executive Vice President
Joseph M. Truta	Executive Vice President
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Maureen A. Jones	Vice President, Chief Financial Officer and Treasurer
Nancy J.F. Prue	Vice President
Brian S. Hook	Assistant Treasurer
Christine M. Sloan	Assistant Treasurer
Geraldine H. Paré	Assistant Secretary

Stock Data

Market Price (3/31/09)	$18.31
Net Asset Value (3/31/09)	$20.45
Discount:	10.5%

New York Stock Exchange ticker symbol: PEO

NASDAQ Mutual Fund Quotation Symbol: XPEOX

Newspaper stock listings are generally under the abbreviation: PeteRes

Distributions in 2009

From Investment Income (paid or declared)	$0.21
From Net Realized Gains	0.05

Total	$0.26

2009 Dividend Payment Dates

March 1, 2009

June 1, 2009

September 1, 2009*

December 28, 2009*

*Anticipated

LETTER TO STOCKHOLDERS

We submit herewith the financial statements of Petroleum & Resources Corporation (the Corporation) for the three months ended March 31, 2009. Also provided are a schedule of investments and other financial information.

Net assets of the Corporation at March 31, 2009 were $20.45 per share on 23,805,938 shares outstanding, compared with $22.49 per share at December 31, 2008 on 23,958,656 shares outstanding. On March 1, 2009, a distribution of $0.13 per share was paid, consisting of $0.05 from 2008 long-term capital gain, $0.06 from 2008 investment income, and $0.02 from 2009 investment income, all taxable in 2009. On April 9, 2009 an investment income dividend of $0.13 per share was declared to stockholders of record May 15, 2009, payable June 1, 2009.

Net investment income for the three months ended March 31, 2009 amounted to $1,416,778, compared with $1,941,993 for the same three month period in 2008. These earnings are equal to $0.06 and $0.09 per share, respectively.

Net capital gain realized on investments for the three months ended March 31, 2009 amounted to $2,363,004, or $0.10 per share.

For the three months ended March 31, 2009, the total return on net asset value (with dividends and capital gains reinvested) of shares of the Corporation was (8.4)%. The total return on the market value of the Corporation’s shares for the period was (4.9)%. These compare to a (11.0)% total return in the Dow Jones U.S. Oil and Gas Index, a (5.1)% total return in the Dow Jones U.S. Basic Materials Index, and a (11.0)% total return for the Standard & Poor’s 500 Composite Stock Index over the same time period.

For the twelve months ended March 31, 2009, the Corporation’s total return on net asset value was (42.6)% and on market value was (41.9)%. Comparable figures for the Dow Jones U.S. Oil & Gas Index, the Dow Jones U.S. Basic Materials Index, and the S&P 500 were (39.8)%, (52.7)%, and (38.1)%, respectively.

The Annual Meeting was held on March 19, 2009 in Baltimore, Maryland. The results of the voting at the Annual Meeting are shown on page 14. The presentation concerning the Corporation’s performance and the outlook for the remainder of the year can be found on the Corporation’s website under Events.

Joseph M. Truta, Executive Vice President and a member of the portfolio management team of the Corporation for the past 23 years, is retiring at the end of June, 2009. His contributions over the years were recognized and the appreciation of The Board of Directors and management were expressed at the Annual Meeting.

Maureen A. Jones, Vice President, Chief Financial Officer and Treasurer, is retiring at the end of May, 2009 after 18 years with the Corporation. Ms. Jones has been instrumental in applying a great many new financial standards and requirements to the Corporation’s financial statements during her years of service. She was also recognized for her contributions at the Annual Meeting.

While both Mr. Truta and Ms. Jones will be greatly missed, we have been planning for both of these retirements for some period of time and have plans in place for the successors to these important members of the senior management.

Current and potential stockholders can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, on our website at www.peteres.com. Also available on the website are a brief history of the Corporation, historical financial information, and other useful content. Further information regarding stockholder services is located on page 15 of this report.

By order of the Board of Directors,

Douglas G. Ober,

Chairman, President and

Chief Executive Officer

April 9, 2009

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009

(unaudited)

Assets
Investments* at value:
Common stocks (cost $346,387,164)	$448,153,614
Short-term investments (cost $41,891,060)	41,891,060
Securities lending collateral (cost $23,277,208)	23,277,208	$513,321,882
Cash		251,863
Receivables:
Investment securities sold		31,650
Dividends and interest		465,357
Prepaid expenses and other assets		399,446
Total Assets		514,470,198
Liabilities
Open written option contracts at value (proceeds $46,950)		33,500
Obligations to return securities lending collateral		23,277,208
Accrued pension liabilities		3,827,056
Accrued expenses		516,853
Total Liabilities		27,654,617
Net Assets		$486,815,581
Net Assets
Common Stock at par value $0.001 per share, authorized 50,000,000 shares; issued and outstanding 23,805,938 shares (includes 34,068 restricted shares, 8,000 nonvested or deferred restricted stock units, and 3,730 deferred stock units) (note 6)		$23,806
Additional capital surplus		386,463,930
Accumulated other comprehensive income (note 5)		(3,739,464)
Undistributed net realized gain on investments		2,287,409
Unrealized appreciation on investments		101,779,900
Net Assets Applicable to Common Stock		$486,815,581
Net Asset Value Per Share of Common Stock		$20.45

* See Schedule of Investments on page 10.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Three Months Ended March 31, 2009

(unaudited)

Investment Income
Income:
Dividends	$2,475,590
Interest and other income	148,466
Total income	2,624,056
Expenses:
Investment research	469,639
Administration and operations	336,096
Directors’ fees	106,159
Reports and stockholder communications	54,493
Transfer agent, registrar, and custodian	41,153
Travel, training, and other office expenses	38,175
Investment data services	38,049
Occupancy	29,406
Auditing and accounting services	26,364
Insurance	19,480
Legal services	11,096
Other	37,168
Total expenses	1,207,278
Net Investment Income	1,416,778
Change in Accumulated Other Comprehensive Income (note 5)	(61,200)
Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	2,352,054
Net realized gain on written option contracts	10,950
Change in unrealized appreciation on investments	(49,689,282)
Change in unrealized appreciation on written option contracts	13,450
Net Loss on Investments	(47,312,828)
Change in Net Assets Resulting from Operations	$(45,957,250)

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Three Months Ended March 31, 2009	Year Ended December 31, 2008
	(unaudited)
From Operations:
Net investment income	$1,416,778	$9,651,706
Net realized gain on investments	2,363,004	57,867,203
Change in unrealized appreciation on investments	(49,675,832)	(455,445,558)
Change in accumulated other comprehensive income (note 5)	(61,200)	(1,621,372)
Change in net assets resulting from operations	(45,957,250)	(389,548,021)
Distributions to Stockholders from:
Net investment income	(1,916,770)	(8,577,530)
Net realized gain from investment transactions	(1,226,460)	(58,737,003)
Decrease in net assets from distributions	(3,143,230)	(67,314,533)
From Capital Share Transactions:
Value of shares issued in payment of distributions (note 4)	12,045	29,006,338
Cost of shares purchased (note 4)	(3,011,352)	(12,721,842)
Deferred compensation (notes 4, 6)	(21,574)	595,171
Change in net assets from capital share transactions	(3,020,881)	16,879,667
Total Change in Net Assets	(52,121,361)	(439,982,887)

Net Assets:
Beginning of period	538,936,942	978,919,829
End of period (including undistributed net investment income of $0 and $473,468, respectively)	$486,815,581	$538,936,942

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.    SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation is an internally-managed fund emphasizing petroleum and other natural resource investments. The investment objectives of the Corporation are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by Corporation management. Management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Corporation ultimately realizes upon sale of the securities.

Security Transactions and Investment Income—Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to stockholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

Security Valuation—Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options and money market funds) are valued at amortized cost which approximates fair value. Purchased and written options are valued at the last quoted bid and asked price, respectively. Money market funds are valued at net asset value on the day of valuation.

In accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), fair value is defined as the price that the Corporation would receive upon selling an investment in an orderly transaction to an independent buyer. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements, summarized as follows:

•	Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments,
•	Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments,
•	Level 3 — fair value is determined using the Corporation’s own assumptions, developed based on the best information available in the circumstances.

The Corporation’s investments at March 31, 2009 were classified as follows:

	Investment in securities		Written options
Level 1	$511,957,035		$33,500
Level 2	1,364,847	*	—
Level 3	—		—
Total	$513,321,882		$33,500

*	Consists of short-term investments other than money market funds.

2.    FEDERAL INCOME TAXES

The Corporation’s policy is to distribute all of its taxable income to its stockholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities at March 31, 2009 was $411,525,609 and net unrealized appreciation aggregated $101,796,273, of which the related gross unrealized appreciation and depreciation were $198,583,219 and $96,786,946, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, annual reclassifications are made within the Corporation’s capital accounts to reflect income and gains available for distribution under income tax regulations. Any income tax-related interest or penalties would be classified as income tax expense.

3.    INVESTMENT TRANSACTIONS

The Corporation’s investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff. Purchases and sales of portfolio securities, other than options and short-term investments, during the three months ended March 31, 2009 were $26,906,586 and $4,802,409, respectively.

The Corporation is subject to changes in the value of equity securities held (equity price risk) in the normal course of

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

pursuing its investment objectives. The Corporation may purchase and write option contracts to increase or decrease its equity price risk exposure or may write option contracts to generate additional income. Option contracts generally entail risks associated with counterparty credit, illiquidity, and unfavorable equity price movements. The Corporation has mitigated counterparty credit and illiquidity risks by trading its options through an exchange. The risk of unfavorable equity price movements is limited for purchased options to the premium paid and for written options by writing only covered call or collateralized put option contracts, which require the Corporation to segregate certain securities or cash at its custodian when the option is written. A schedule of outstanding option contracts as of March 31, 2009 can be found on page 12.

When the Corporation writes (purchases) an option, an amount equal to the premium received (paid) by the Corporation is recorded as a liability (asset) and is subsequently marked to market daily in the Statement of Assets and Liabilities, with any related change recorded as an unrealized gain or loss in the Statement of Operations. Premiums received (paid) from unexercised options are treated as realized gains (losses) on the expiration date. Upon the exercise of written put (purchased call) option contracts, premiums received (paid) are deducted from (added to) the cost basis of the underlying securities purchased. Upon the exercise of written call (purchased put) option contracts, premiums received (paid) are added to (deducted from) the proceeds from the sale of underlying securities in determining whether there is a realized gain or loss.

Transactions in written covered call and collateralized put options during the three months ended March 31, 2009 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2008	—	$—	—	$—
Options written	—	—	700	57,900
Options terminated in closing purchase transactions	—	—	—	—
Options expired	—	—	(100)	(10,950)
Options exercised	—	—	—	—
Options outstanding, March 31, 2009	—	$—	600	$46,950

4.    CAPITAL STOCK

The Corporation has 5,000,000 authorized and unissued preferred shares, $0.001 par value.

On December 27, 2008, the Corporation issued 1,557,059 shares of its Common Stock at a price of $18.62 per share (the average market price on December 8, 2008) to stockholders of record on November 21, 2008 who elected to take stock in payment of the distribution from 2008 capital gain and investment income. During 2008, 725 shares were issued at a weighted average price of $26.28 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

During 2009, the Corporation has issued 653 shares of its Common Stock at a weighted average price of $18.32 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

Transactions in Common Stock for 2009 and 2008 were as follows:

	Shares		Amount
	Three months ended March 31, 2009	Year ended December 31, 2008	Three months ended March 31, 2009	Year ended December 31, 2008
Shares issued in payment of dividends	653	1,557,784	$12,045	$29,006,338
Shares purchased (at a weighted average discount from net asset value of 11.8% and 12.3%, respectively)	(164,401)	(381,979)	(3,011,352)	(12,721,842)
Net activity under the 2005 Equity Incentive Compensation Plan	11,030	14,601	(21,574)	595,171
Net change	(152,718)	1,190,406	$(3,020,881)	$16,879,667

5.    RETIREMENT PLANS

The Corporation’s non-contributory qualified defined benefit pension plan covers all employees with at least one year of service. In addition, the Corporation has a non-contributory nonqualified defined benefit plan which provides eligible employees with retirement benefits to supplement the qualified plan. Benefits are based on length of service and compensation during the last five years of employment.

The funded status of the plans is recognized as an asset (overfunded plan) or a liability (underfunded plan) in the

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Statement of Assets and Liabilities. Changes in the prior service costs and accumulated actuarial gains and losses are recognized as accumulated other comprehensive income, a component of net assets, in the year in which the changes occur.

The Corporation’s policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Corporation deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. During the three months ended March 31, 2009, the Corporation contributed $10,403 to the plans and anticipates contributions of approximately $500,000 during the remainder of 2009.

The following tables aggregate the components of the plans’ net periodic pension cost and changes in accumulated other comprehensive income.

	Three months ended March 31, 2009	Year ended December 31, 2008
Service cost	$58,594	$240,432
Interest cost	110,644	313,509
Expected return on plan assets	(50,609)	(284,143)
Prior service cost component	3,824	35,904
Net loss component	97,186	163,977
Net periodic pension cost	$219,639	$469,679

	Three months ended March 31, 2009	Year ended December 31, 2008
Net loss	$(162,210)	$(1,801,129)
Prior service cost	—	(20,124)
Amortization of net loss	97,186	163,977
Amortization of prior service cost	3,824	35,904
Change in accumulated other comprehensive income	$(61,200)	$(1,621,372)

The Corporation also sponsors a defined contribution plan that covers substantially all employees. For the three months ended March 31, 2009, the Corporation expensed contributions of $30,820. The Corporation does not provide postretirement medical benefits.

6.    EQUITY-BASED COMPENSATION

Although the Stock Option Plan of 1985 (“1985 Plan”) has been discontinued and no further grants will be made under this plan, unexercised grants of stock options and stock appreciation rights granted in 2004 and prior years remain outstanding. The exercise price of the unexercised options and related stock appreciation rights is the fair market value on date of grant, reduced by the per share amount of capital gains paid by the Corporation during subsequent years. All options and related stock appreciation rights terminate ten years from date of grant, if not exercised.

A summary of option activity under the 1985 Plan as of March 31, 2009, and changes during the three month period then ended is presented below:

	Options	Weighted- Average Exercise Price	Weighted- Average Remaining Life (Years)
Outstanding at December 31, 2008	32,340	$9.68	3.34
Exercised	(5,185)	6.62	—
Outstanding at March 31, 2009	27,155	$10.21	2.96
Exercisable at March 31, 2009	17,541	$11.07	2.29

The options outstanding as of March 31, 2009 are set forth below:

Exercise Price	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Life (Years)
$5.00-$6.99	5,185	$6.57	3.75
$7.00-$8.99	—	—	—
$9.00-$10.99	9,508	9.74	2.75
$11.00-$12.99	12,462	12.09	2.80
Outstanding at March 31, 2009	27,155	$10.21	2.96

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award’s vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost/(credit) recognized for the three months ended March 31, 2009 was $(5,268).

The 2005 Equity Incentive Compensation Plan (“2005 Plan”), adopted at the 2005 Annual Meeting, permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 872,639 shares of the Corporation’s Common Stock, including both performance and nonperformance-based restricted stock. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of shares earned contingent on achievement of certain performance targets. If performance targets are not achieved, all or a portion of the performance-based awards are forfeited and become available for future grants. Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. Payments of awards may be deferred if elected. It is the current intention that employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non-employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

paid by delivery of deferred stock units. Outstanding awards are granted at fair market value on grant date. The number of shares of Common Stock which remain available for future grants under the 2005 Plan at March 31, 2009 is 801,018 shares.

A summary of the status of the Corporations’s awards granted under the 2005 Plan as of March 31, 2009, and changes during the three month period then ended is presented below:

Awards	Shares/ Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2008	43,103	$31.83
Granted:
Restricted stock	13,865	20.98
Restricted stock units	3,600	18.65
Deferred stock units	229	19.56
Vested & issued	(11,430)	34.82
Forfeited	(3,569)	20.98
Balance at March 31, 2009 (includes 33,600 performance-based awards and 12,198 nonperformance-based awards)	45,798	$28.89

Compensation costs resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation costs for the period ended March 31, 2009 for restricted stock granted to employees were $7,225. The total compensation costs for the period ended March 31, 2009 for restricted stock units granted to non-employee directors were $27,659. As of March 31, 2009, there were total unrecognized compensation costs of $558,663, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 1.94 years. The total fair value of shares and units vested during the three month period ended March 31, 2009 was $273,538.

7.    OFFICER AND DIRECTOR COMPENSATION

The aggregate remuneration paid during the three months ended March 31, 2009 to officers and directors amounted to $908,489, of which $136,174 was paid as fees and compensation to directors who were not officers. These amounts represent the taxable income to the Corporation’s officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

8.    PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to approved brokers to earn additional income. It receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Corporation on the next business day. Cash deposits are placed in a registered money market fund. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Corporation. At March 31, 2009, the Corporation had securities on loan of $22,345,392 and held cash collateral of $23,277,208. The Corporation is indemnified by the Custodian, serving as lending agent, for loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

FINANCIAL HIGHLIGHTS

	Three Months Ended
	(unaudited)
	March 31, 2009	March 31, 2008		Year Ended December 31
				2008	2007	2006	2005	2004
Per Share Operating Performance

Net asset value, beginning of period	$22.49	$42.99		$42.99	$36.61	$35.24	$28.16	$24.06

Net investment income	0.06	0.09		0.43	0.46	0.47	0.53*	0.41

Net realized gains and increase (decrease) in unrealized appreciation	(1.99)	(1.79)		(17.71)	10.37	4.91	8.29	5.05

Change in accumulated other comprehensive income (note 5)	0.00	0.00		(0.07)	0.00	(0.09)	—	—

Total from investment operations	(1.93)	(1.70)		(17.35)	10.83	5.29	8.82	5.46

Less distributions

Dividends from net investment income	(0.08)	(0.04)		(0.38)	(0.49)	(0.47)	(0.56)	(0.44)

Distributions from net realized gains	(0.05)	(0.09)		(2.61)	(3.82)	(3.33)	(1.22)	(0.88)

Total distributions	(0.13)	(0.13)		(2.99)	(4.31)	(3.80)	(1.78)	(1.32)

Capital share repurchases	0.02	0.02		0.08	0.10	0.15	0.10	0.01

Reinvestment of distributions	0.00	0.00		(0.24)	(0.24)	(0.27)	(0.06)	(0.05)

Total capital share transactions	0.02	0.02		(0.16)	(0.14)	(0.12)	0.04	(0.04)

Net asset value, end of period	$20.45	$41.18		$22.49	$42.99	$36.61	$35.24	$28.16

Market price, end of period	$18.31	$36.43		$19.41	$38.66	$33.46	$32.34	$25.78

Total Investment Return

Based on market price	(4.9)%	(5.4)%		(42.2)%	28.9%	15.3%	32.3%	14.4%

Based on net asset value	(8.4)%	(3.9)%		(39.8)%	31.0%	15.7%	32.0%	23.3%

Ratios/Supplemental Data

Net assets, end of period (in 000’s)	$486,816	$934,618		$538,937	$978,920	$812,047	$761,914	$618,887

Ratio of expenses to average net assets	0.95%†	0.53%	†	0.51%	0.54%	0.60%	0.59%	0.56%

Ratio of net investment income to average net assets	1.12%†	0.83%	†	1.10%	1.12%	1.22%	1.61%	1.58%

Portfolio turnover	1.07%	0.89%		16.89%	7.36%	9.95%	10.15%	13.44%

Number of shares outstanding at end of period (in 000’s)	23,806	22,698		23,959	22,768	22,181	21,621	21,980

*	In 2005, the Corporation received dividend income of $3,032,857, or $0.14 per share, as a result of Precision Drilling Corp.’s reorganization.
† Ratios	presented on an annualized basis. For 2009, ratios of expenses and net investment income to average net assets are 0.89% and 1.18%, respectively, after adjusting for non-recurring compensation expenses during the remainder of the year.

SCHEDULE OF INVESTMENTS

March 31, 2009

(unaudited)

	Shares	Value (A)
Stocks — 92.0%

Energy — 88.9%
Integrated — 35.0%
Chevron Corp.	915,000	$61,524,600
ConocoPhillips	411,891	16,129,651
Exxon Mobil Corp. (B)	895,000	60,949,500
Hess Corp.	195,000	10,569,000
Royal Dutch Shell plc ADR	265,000	11,739,500
Total S.A. ADR	200,000	9,812,000

		170,724,251

Exploration & Production — 18.8%
Apache Corp.	200,000	12,818,000
Devon Energy Corp.	250,000	11,172,500
EOG Resources, Inc. (C)	200,000	10,952,000
Forest Oil Corp (D)	69,477	913,623
Noble Energy, Inc.	340,000	18,319,200
Occidental Petroleum Corp.	400,000	22,260,000
XTO Energy Inc.	487,500	14,927,250

		91,362,573

Services — 17.1%
Baker Hughes, Inc. (C)	205,000	5,852,750
Complete Production Services, Inc. (D)	400,500	1,233,540
Halliburton Co.	700,000	10,829,000
Hercules Offshore, Inc. (D)	500,000	790,000
Nabors Industries Ltd. (D)	520,000	5,194,800
National Oilwell Varco, Inc. (D)	138,538	3,977,426
Noble Corp.	775,000	18,669,750
Schlumberger Ltd.	187,500	7,616,250
Transocean Ltd. (D)	307,953	18,119,954
Weatherford International, Ltd. (D)	987,120	10,927,418

		83,210,888

Utilities — 18.0%
AGL Resources Inc.	299,800	7,953,694
Atmos Energy Corp. (C)	185,200	4,281,824
Energen Corp.	300,000	8,739,000
EQT Corp. (C)	398,800	12,494,404
MDU Resources Group, Inc.	375,000	6,052,500
National Fuel Gas Co.	200,000	6,134,000
New Jersey Resources Corp.	300,000	10,194,000
Northeast Utilities	200,000	4,318,000
Northwest Natural Gas Co.	40,000	1,736,800
Questar Corp.	240,000	7,063,200
Southwest Gas Corp.	335,900	7,077,413
Spectra Energy Corp. (C)	108,812	1,538,602
WGL Holdings, Inc.	150,300	4,929,840
Williams Companies, Inc.	450,000	5,121,000

		87,634,277

	Shares/ Prin. Amt.	Value (A)

Basic Industries — 3.1%
Basic Materials & Other — 3.1%
CONSOL Energy Inc.	125,000	$3,155,000
du Pont (E.I.) de Nemours and Co. (C)	242,500	5,415,025
International Coal Group, Inc. (D)	3,000,000	4,830,000
Massey Energy Co.	180,000	1,821,600

		15,221,625

Total Stocks (Cost $346,387,164)		448,153,614

Short-Term Investments — 8.6%

Commercial Paper — 0.3%
Hewlett Packard, 0.45%, due 4/7/2009	$590,000	589,956
Toyota Motor Credit Corp., 0.39%, due 4/14/2009	$775,000	774,891

		1,364,847

Money Market Funds — 8.3%
Fidelity Institutional Money Market - Government Portfolio, 0.51% (E)	20,035,103	20,035,103
Fidelity Institutional Money Market - Treasury Only Portfolio, 0.26% (E)	5,814	5,814
Fidelity Institutional Money Market - Treasury Portfolio, 0.32% (E)	137,540	137,540
Vanguard Federal Money Market, 0.58% (E)	20,047,536	20,047,536
Vanguard Admiral Treasury Money Market, 0.43% (E)	300,220	300,220

		40,526,213

Total Short-Term Investments (Cost $41,891,060)		41,891,060

Total Securities Lending Collateral — 4.8% (Cost $23,277,208)

Money Market Funds — 4.8%
Invesco Aim Short-Term Investment Trust-Liquid Assets Portfolio (Institutional Class), 0.79% (E)	23,277,208	23,277,208

Total Investments — 105.4% (Cost $411,555,432)		513,321,882
Cash, receivables, prepaid expenses and other assets, less liabilities — (5.4)%		(26,506,301)

Net Assets — 100%		$486,815,581

Notes:

(A)	See note 1 to financial statements. Securities are listed on the New York Stock Exchange or the NASDAQ.
(B)	All or a portion of this security is pledged to cover open written put option contracts with an aggregate market value to deliver upon exercise of $3,100,000.
(C)	A portion of shares held are on loan. See note 8 to financial statements.
(D)	Presently non-dividend paying.
(E)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

PORTFOLIO SUMMARY

March 31, 2009

(unaudited)

TEN LARGEST PORTFOLIO HOLDINGS

	Market Value	% of Net Assets
Chevron Corp.	$61,524,600	12.6
Exxon Mobil Corp.	60,949,500	12.5
Occidental Petroleum Corp.	22,260,000	4.6
Noble Corp.	18,669,750	3.8
Noble Energy, Inc	18,319,200	3.8
Transocean Ltd.	18,119,954	3.7
Conoco Phillips	16,129,651	3.3
XTO Energy Inc.	14,927,250	3.1
Apache Corp.	12,818,000	2.6
EQT Corp.	12,494,404	2.6

Total	$256,212,309	52.6%

SECTOR WEIGHTINGS

SCHEDULE OF OUTSTANDING OPTION CONTRACTS

March 31, 2009

(unaudited)

Contracts (100 shares each)	Security	Strike Price	Contract Expiration Date	Value

COLLATERALIZED PUTS
250	Exxon Mobil Corp.	$60	Apr 09	$13,000
200	Occidental Petroleum Corp.	50	Apr 09	19,000
150	Transocean Ltd.	40	Apr 09	1,500

600				$33,500

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended March 31, 2009

(unaudited)

	Shares
	Additions	Reductions	Held March 31, 2009
AGL Resources Inc.	299,800		299,800
Atmos Energy Corp.	185,200		185,200
du Pont (E.I.) de Nemours and Co.	85,000		242,500
Northwest Natural Gas Co.	40,000		40,000
Southwest Gas Corp.	335,900		335,900
WGL Holdings, Inc.	150,300		150,300
Schlumberger Ltd.		62,500	187,500

This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

HISTORICAL FINANCIAL STATISTICS

(unaudited)

Dec. 31	Value Of Net Assets	Shares Outstanding*	Net Asset Value Per Share*	Market Value Per Share*	Dividends From Investment Income Per Share*		Distributions From Net Realized Gains Per Share*		Total Dividends and Distributions Per Share*		Annual Rate of Distribution**
1999	$565,075,001	21,471,270	$26.32	$21.50	$.48		$1.07		$1.55		7.00%
2000	688,172,867	21,053,644	32.69	27.31	.39		1.35		1.74		6.99
2001	526,491,798	21,147,563	24.90	23.46	.43		1.07		1.50		5.61
2002	451,275,463	21,510,067	20.98	19.18	.43		.68		1.11		5.11
2003	522,941,279	21,736,777	24.06	23.74	.38		.81		1.19		5.84
2004	618,887,401	21,979,676	28.16	25.78	.44		.88		1.32		5.40
2005	761,913,652	21,621,072	35.24	32.34	.56		1.22		1.78		5.90
2006	812,047,239	22,180,867	36.61	33.46	.47		3.33		3.80		11.26
2007	978,919,829	22,768,250	42.99	38.66	.49		3.82		4.31		11.61
2008	538,936,942	23,958,656	22.49	19.41	.38		2.61		2.99		8.88
March 31, 2009	486,815,581	23,805,938	20.45	18.31	.21	†	.05	†	.26	†	—

*	Adjusted for 3-for-2 stock split effected in October 2000.
**	The annual rate of distribution is the total dividends and capital gain distributions during the year divided by the average daily market price of the Corporation’s Common Stock.
†	Paid or declared.

Common Stock

Listed on the New York Stock Exchange

Petroleum & Resources Corporation

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900 or (800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Transfer Agent & Registrar: American Stock Transfer & Trust Co.

Custodian of Securities: Brown Brothers Harriman & Co.

ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders was held on March 19, 2009. The following votes were cast for directors:

	Votes For	Votes Withheld
Enrique R. Arzac	20,316,764	596,514
Phyllis O. Bonanno	20,322,486	590,792
Kenneth J. Dale	20,355,314	557,964
Daniel E. Emerson	20,151,776	761,501
Frederic A. Escherich	20,365,569	547,709
Roger W. Gale	20,357,882	555,396
Thomas H. Lenagh	20,106,425	806,853
Kathleen T. McGahran	20,350,539	562,739
Douglas G. Ober	20,321,533	591,744
Craig R. Smith	20,336,372	576,905

A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Corporation for 2009 was approved with 20,529,507 votes for, 229,559 votes against, and 154,211 shares abstaining.

OTHER INFORMATION

STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to stockholders, the Corporation files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Corporation’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Corporation’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Corporation also posts its Forms N-Q on its website at: www.peteres.com under the heading “Financial Reports” and then “All Other SEC Filings”.

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities owned by the Corporation and information as to how the Corporation voted proxies relating to portfolio securities during the 12 month period ended June 30, 2008 are available (i) without charge, upon request, by calling the Corporation’s toll free number at (800) 638-2479; (ii) on the Corporation’s website by clicking on “Corporate Information” heading on the website; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

PRIVACY POLICY

In order to conduct its business, the Corporation, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

STOCKHOLDER INFORMATION AND SERVICES

DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in “street” or brokerage accounts may make their elections by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum & Resources shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

Initial Enrollment and Optional Cash Investments
Service Fee	$2.50 per investment
Brokerage Commission	$0.05 per share
Reinvestment of Dividends*
Service Fee	2% of amount invested
(maximum of $2.50 per investment)
Brokerage Commission	$0.05 per share
Sale of Shares
Service Fee	$10.00
Brokerage Commission	$0.05 per share
Deposit of Certificates for safekeeping $7.50
Book to Book Transfers	Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments

Initial minimum investment (non-holders)	$500.00
Minimum optional investment (existing holders)	$50.00
Electronic Funds Transfer (monthly minimum)	$50.00
Maximum per transaction	$25,000.00
Maximum per year	NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-Registered Stockholders

For stockholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

The Corporation

Petroleum & Resources Corporation

Lawrence L. Hooper, Jr.

Vice President, General Counsel and Secretary

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

The Transfer Agent

American Stock Transfer & Trust Company

Address Stockholder Inquiries to:

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(866) 723-8330

Website: www.amstock.com

E-mail: info@amstock.com

Investors Choice Mailing Address:

Attention: Dividend Reinvestment

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Website: www.amstock.com

E-mail: info@amstock.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.